UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2024

LPL Financial Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdictions of incorporation)	(Commission File Number)	(I.R.S. Employer Identification. No)

4707 Executive Drive,	San Diego,	California	92121
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (800) 877-7210

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.001 per share	LPLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 14, 2024, LPL Financial Holdings Inc. (the “Company”) posted updates to its Debt Information webpage and to its Q2 2024 Outlook Summary, which can each be found at investor.lpl.com.

Item 8.01	Other Events.

On May 13, 2024, the Company and its wholly owned subsidiary LPL Holdings, Inc. (“LPL Holdings”) entered into an underwriting agreement with the representatives of the underwriters named therein (the “Underwriting Agreement”), pursuant to which LPL Holdings has agreed to issue and sell $500 million in aggregate principal amount of senior notes due 2027 bearing interest at a rate of 5.700% per year at an issue price of 99.962% of their aggregate principal amount (the “2027 Notes”), and $500 million in aggregate principal amount of senior notes due 2034 bearing interest at a rate of 6.000% per year at an issue price of 99.703% of their aggregate principal amount (the “2034 Notes” and, together with the 2027 Notes, the “Notes”) in a registered public offering (the “Offering”) pursuant to the Company’s and LPL Holdings’ registration statement on Form S-3 (Registration File Nos. 333-274631 and 333-274631-02) (the “Registration Statement”). The Notes will be fully and unconditionally guaranteed on a senior and unsecured basis by the Company. The consummation of the Offering is subject to customary closing conditions.

LPL Holdings intends to use the net proceeds from the Offering for general corporate purposes, including to repay outstanding borrowings under its revolving credit facility and to finance the acquisition of Atria Wealth Solutions, Inc.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated May 13, 2024, among LPL Holdings, the Company, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Citizens JMP Securities, LLC, Truist Securities, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named in Schedule 1 thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ Gregory M. Woods
Name:	Gregory M. Woods
Title:	Secretary

Dated: May 14, 2024